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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):   September 3, 1999
                                                   -----------------------


                                  CMGI, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                         0-22846                 04-2921333
(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)



                   100 Brickstone Square, Andover, MA  01810
            (Address of principal executive offices)     (Zip Code)


     Registrant's telephone number, including area code:   (978) 684-3600
                                                         ------------------


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On September 3, 1999, CMGI, Inc.'s ("CMGI") majority owned subsidiary NaviSite, Inc. ("NaviSite") disclosed its financial results of operations for the fiscal year ended July 31, 1999 pursuant to the filing of Amendment No. 1 to its Registration Statement on Form S - 1 with the Securities and Exchange Commission. In CMGI's financial statements, under the consolidation method of accounting, the operating results of NaviSite are consolidated within the operating results of CMGI's investment and development segment, and the assets and liabilities of NaviSite are consolidated with those of CMGI's other majority-owned subsidiaries in CMGI's consolidated balance sheets. Further, all significant intercompany accounts and transactions are eliminated in the consolidation of CMGI's financial statements. For the fiscal year ended July 31, 1999, NaviSite reported total revenues of $10.5 million and net loss of $24.5 million. NaviSite's total reported revenues for fiscal 1999 include $7.1 million from related parties that represent companies in which CMGI has an investment or a majority ownership interest. As such, the majority of NaviSite's related party revenues will be eliminated in the consolidation of CMGI's operating results for the fiscal year ended July 31, 1999.

     NaviSite's Consolidated Statements of Operations for the years ended July 31, 1997, 1998 and 1999, as set forth on page F-4 in NaviSite's Amendment No. 1 to Registration Statement on Form S - 1, as filed with the Securities and Exchange Commission on September 3, 1999, is filed as an exhibit hereto.

     This report may contain forward-looking statements which reflect CMGI's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in CMGI's Registration Statement on Form S-3 and Annual Report on Form 10-K, as amended, on file with the Securities and Exchange Commission.
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Item 7.  Financial Statements and Exhibits

       (c)  Exhibits:
            --------

99.1 Consolidated Statements of Operations of NaviSite, Inc. for the years ended July 31, 1997, 1998 and 1999, as set forth on page F-4 in NaviSite's Amendment No. 1 to Registration Statement on Form S - 1, as filed with the Securities and Exchange Commission on September 3, 1999

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 1999                 CMGI, INC.


                                        By: /s/ Andrew J. Hajducky III
                                           ------------------------------------
                                           Andrew J. Hajducky III
                                           Executive Vice President,
                                           Chief Financial Officer and Treasurer
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                                 EXHIBIT INDEX


99.1 Consolidated Statements of Operations of NaviSite, Inc. for the years ended July 31, 1997, 1998 and 1999, as set forth on page F-4 in NaviSite's Amendment No. 1 to Registration Statement on Form S - 1, as filed with the Securities and Exchange Commission on September 3, 1999